UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

January 1, 2008

NETWORK CN INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30264	11-3177042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21/F, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong
(Address of Principal Executive Offices, including zip code)

(852) 2833-2186

Registrant´s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement; Item 2.01 Completion of Acquisition or Disposition of Assets; Item 3.02 Unregistered Sales of Equity Securities.

On January 1, 2008, Network CN Inc. (the “Company”) and its wholly-owned subsidiary CityHorizon Limited, a Hong Kong company (“CityHorizon Hong Kong”), entered into a Share Purchase Agreement (the “Agreement”) with CityHorizon Limited, a British Virgin Islands company (“CityHorizon BVI”), Hui Zhong Lian He Media Technology Co., Ltd., a Peoples Republic of China (“PRC”) company and wholly-owned subsidiary of CityHorizon BVI (“Lianhe”), Beijing Hui Zhong Bo Na Media Advertising Co., Ltd., a PRC company and wholly-owned subsidiary of Lianhe, and Liu Man Ling, an individual and sole shareholder of CityHorizon BVI (the “Seller”) pursuant to which the Company, through its subsidiary CityHorizon Hong Kong, acquired 100% of the issued and outstanding shares of CityHorizon BVI from the Seller on January 1, 2008. Prior to this transaction, there was no material relationship between the Seller, CityHorizon BVI and any subsidiary of CityHorizon BVI and the Company or any of its affiliates, or any director or officer of the Company, or any associate of any director or officer of the Company.

Pursuant to the Agreement, the Company paid the Seller US$5,000,000 in cash and will issue to the Seller up to 1.5 million duly authorized, validly issued, fully paid and non-assessable shares of the Company’s common stock. The closing market price of the Company’s common stock on the NASD OTC Bulletin Board on January 2, 2007 was $2.51.

The Company funded the cash portion of the purchase price of the acquisition from the proceeds of the 3% Senior Secured Convertible Notes due June 30, 2011 issued to affiliated investment funds of Och-Ziff Capital Management Group in November 2007. The shares of Company common stock issued to the Seller will not be registered with the SEC and will therefore be restricted securities. The issuance of such shares will be made subject to an exemption from registration from Section 5 of the Securities Act of 1933, as amended, pursuant to Regulation S promulgated thereunder. The Agreement contains representations, warranties and covenants typical of transactions of this type in the PRC. Consummation of the transaction is subject to conditions typical of transactions of this type in the PRC.

The foregoing description of the Agreement is qualified in its entirety by reference to such Agreement, filed as Exhibit 10.1 hereto, which is incorporated by reference herein.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this Item will be filed by an amendment to this Current Report on Form 8-K within 71 calendar days after January 7, 2008, the date this report was required to have been filed.

(b) Pro forma Financial Information.

The financial statements required by this Item will be filed by an amendment to this Current Report on Form 8-K within 71 calendar days after January 7, 2008, the date this report was required to have been filed.

(d)	The following exhibits are filed as part of this report:
Exhibit No.	Description
10.1	Share Purchase Agreement dated January 1, 2008

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NETWORK CN INC.

Date: January 2, 2008	By:	/s/ Godfrey Chin Tong Hui
Godfrey Chin Tong Hui
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Share Purchase Agreement dated January 1, 2008